UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 12, 2012

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 12, 2012, Google Inc. (“Google”) is issuing a press release and holding a conference call regarding its financial results for the quarter ended March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Google is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 8.01.	Other Events.

A copy of the consolidated balance sheets, consolidated statements of income, and consolidated statements of cash flows for the quarter ended March 31, 2012 and other financial tables are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

On April 12, 2012, Google announced that its Board of Directors has unanimously approved a proposal (the “Proposal”) to amend Google’s certificate of incorporation to create a new class of capital stock, subject to stockholder approval at Google’s annual meeting of stockholders on June 21, 2012 (the “2012 Annual Meeting”). Copies of the letter from Larry Page and Sergey Brin with David Drummond’s postscript posted on Google+ and Google’s internal communications documents describing the Proposal are filed as Exhibits 99.3 and 99.4, respectively, to this Form 8-K and are incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for Google’s 2012 Annual Meeting. Google intends to file with the Securities and Exchange Commission (the “SEC”) and make available to the stockholders of Google of record on April 23, 2012 a proxy statement containing important information about the Proposal and certain other matters to be considered by the stockholders of Google at its 2012 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, GOOGLE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2012 ANNUAL MEETING.

Investors will be able to obtain the proxy statement and other relevant materials, when available, free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by Google, including the proxy statement when available, and the Annual Report on Form 10-K for the year ended December 31, 2011, will be available free of charge from Google, at Google’s website (http://www.google.com) or by writing to Google Inc., 1600 Amphitheatre Parkway, Mountain View, CA 94043, Attn: Corporate Secretary.

Participants in the Solicitation

Google and its directors, nominees, and executive officers may be deemed to be participants in the solicitation of proxies from Google’s stockholders with respect to the matters to be considered at the 2012 Annual Meeting, including the Proposal. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons will be described in the proxy statement to be filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Google Inc. dated April 12, 2012

99.2	Financial tables for the quarter ended March 31, 2012

99.3	Letter from Larry Page and Sergey Brin with David Drummond’s postscript posted on Google+ dated April 12, 2012

99.4	Google’s internal communications documents describing the Proposal

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: April 12, 2012	/s/ Patrick Pichette
Patrick Pichette Senior Vice President and Chief Financial Officer